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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

              November 23, 1998 (Date of earliest event reported)

                           UGLY DUCKLING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

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          DELAWARE                      000-20841              86-0721358
(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)

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          2525 East Camelback Road, Suite 500, Phoenix, Arizona 85016
              (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (602)852-6600

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

          Effective November 24, 1998, Ugly Duckling Corporation (the "Company") is offering to exchange up to $16,486,582 aggregate principal amount of its 12% Subordinated Debentures due 2003 (the "Debentures") for up to 2,536,397 shares of its Common Stock, par value $.001 per share ("Common Stock") on the basis of $6.50 principal amount of Debentures for each share of Common Stock (the "Exchange Offer") pursuant to an Offering Circular dated as of November 20, 1998 (the "Offering Circular"). On October 23, 1998, the Company issued $16,013,418 principal amount of the Debentures in exchange for 2,463,603 shares of its Common Stock, which were tendered in an exchange offer that expired on October 19, 1998 (the "Original Exchange Offer"). The terms of the Debentures being offered pursuant to this Exchange Offer are identical to the Debentures issued in connection with the Original Exchange Offer and will be issued pursuant to the terms of the Indenture Supplement dated October 15, 1998, under which $16,013,418 principal amount of Debentures were originally issued on October 23, 1998. Other than the dates of commencement and expiration, and the lack of a minimum offering condition, the terms of this Exchange Offer are substantially identical to the terms of the Original Exchange Offer.

          The Debentures will be unsecured obligations of the Company subordinated and subject in right of payment to all existing and future senior indebtedness of the Company. The Debentures will bear interest at 12% per annum from October 23, 1998, payable semiannually on each April 15 and October 15, commencing April 15, 1999, until the Debentures are paid in full. The Company will be required to repay the principal amount of the Debentures on October 23, 2003. The Debentures will be redeemable, at the Company's option, in whole at any time or in part from time to time, at the principal amount to be redeemed plus accrued and unpaid interest thereon to the redemption date.

          A maximum of 2,536,397 tendered shares will be accepted in the Exchange Offer. The Exchange Offer and withdrawal rights will expire at 5:00 p.m., New York City time, on December 22, 1998, unless extended.

          On November 23, 1998, the Company issued a press release relating to the Exchange Offer. A copy of the press release is filed herewith as Exhibit
99.1 and is hereby incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

EXHIBIT
NUMBER         DESCRIPTION

4.1            Offering Circular described in Item 5 above

99.1           Press Release dated November 23, 1998


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UGLY DUCKLING CORPORATION
                                               (Registrant)


                                   By /s/ STEVEN P. JOHNSON
                                      ---------------------------
                                              (Signature)

                                      Steven P. Johnson
                                      Senior Vice President


Date November 23, 1998
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                                 EXHIBIT INDEX

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EXHIBIT
NUMBER            DESCRIPTION
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
 4.1              Offering Circular described in Item 5
99.1              Press Release dated November 23, 1998
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